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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 23, 2004

                       AMERIQUEST MORTGAGE SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2004, providing for the issuance of
             Asset-Backed Pass-Through Certificates, Series 2004-R3)

                       Ameriquest Mortgage Securities Inc.
             (Exact name of registrant as specified in its charter)

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Delaware                            333-112203            33-0885129
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                            92868
(Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code: (714) 564-0600

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Item 5. Other Events

Description of the Certificates and the Mortgage Pool

      On April 8, 2004 (the "Closing Date"), a single series of certificates, entitled Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2004-R3 (the "Certificates"), was issued pursuant to a pooling and servicing agreement, dated as of April 1, 2004 (the "Agreement"), among Ameriquest Mortgage Securities Inc. as depositor (the "Registrant"), Ameriquest Mortgage Company as master servicer (the "Master Servicer") and Deutsche Bank National Trust Company as trustee (the "Trustee").

      The Certificates designated as the Series 2004-R3 Certificates represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). As of the Closing Date, the Trust Fund primarily consisted of the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of $1,000,000,582.74.

      The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the Closing Date.

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Item 7. Financial Statements and Exhibits

        1.    Not applicable

        2.    Not applicable

        3.    Exhibits

Exhibit No.                               Description
-----------                               -----------
   99.1 Characteristics of the Mortgage Pool as of April 1, 2004, relating to Ameriquest Mortgage Securities Inc., Asset-Backed Pass-Through Certificates, Series 2004-R3.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 23, 2004

                                        AMERIQUEST MORTGAGE SECURITIES INC.


                                        By: /s/ John P. Grazer
                                            ------------------------------
                                        Name:   John P. Grazer
                                        Title:  CFO

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                                Index to Exhibits

                                                                   Sequentially
Exhibit No.                        Description                     Numbered Page
-----------                        -----------                     -------------

   99.1         Characteristics of the Mortgage Pool as of April        P
                1, 2004, relating to Ameriquest Mortgage
                Securities Inc., Asset-Backed Pass-Through
                Certificates, Series 2004-R3